UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2011

Fifth Street Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-33901	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Bank Street, 12th Floor

White Plains, New York 10606

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (914) 286-6800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 10, 2011, the Board of Directors of Fifth Street Finance Corp. (“Fifth Street”) authorized management to transfer the listing for Fifth Street’s common stock from the New York Stock Exchange (the “NYSE”) to the NASDAQ Global Select Market (“NASDAQ”). Fifth Street has completed the NASDAQ application process and has been authorized to transfer the listing of its common stock to NASDAQ. Fifth Street anticipates that its common stock will begin trading on NASDAQ under its current ticker symbol “FSC” on November 28, 2011, and that the withdrawal of Fifth Street’s listing on the NYSE will become effective on the same date.

Fifth Street issued a press release on November 16, 2011 to announce the foregoing. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release dated November 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2011	FIFTH STREET FINANCE CORP.

	By:	/s/ Bernard D. Berman
	Name:	Bernard D. Berman
	Title:	President